Exhibit 99.1

CUMULUS MEDIA INC.

Cumulus Reports Operating Results for Fourth Quarter and Full Year 2016

ATLANTA, GA — March 16, 2017: Cumulus Media Inc. (NASDAQ: CMLS) (the “Company,” “we,” “us,” or “our”) today announced operating results for the three months and year ended December 31, 2016.

For the three months ended December 31, 2016, the Company reported net revenue of $299.5 million, down 3.0% from the three months ended December 31, 2015, net loss of $543.7 million and Adjusted EBITDA of $56.9 million, down 9.8% from the quarter ended December 31, 2015. For the year ended December 31, 2016, the Company reported net revenue of $1,141.4 million, down 2.3% from the year ended December 31, 2015, net loss of $510.7 million and Adjusted EBITDA of $205.9 million, down 20.6% from the year ended December 31, 2015. During the fourth quarter of 2016, the Company recorded non-cash impairment charges against intangible assets and goodwill of $603.1 million.

Mary Berner, President and Chief Executive Officer of Cumulus Media Inc. said, “We entered 2016 with a singular objective: to fix the core business problems - poor culture, poor ratings and poor operational execution - which was essential to establishing a foundation on which to build improved financial results. Throughout the year we made significant progress addressing each of these areas, most visibly in ratings growth where we’ve outperformed the industry for 15 straight months. In fact, with two back-to-back quarters of revenue share increases on the station side, a trend which continued through January, we have early evidence that, despite a tough industry environment, our foundational work is beginning to translate into improved financial performance.”

Operating Summary (in thousands, except percentages and per share data):

	Three Months Ended December 31,
	2016	2015	% Change
Net revenue	$299,541	$308,825	(3.0)%
Net loss	$(543,677)	$(4,599)	**
Adjusted EBITDA (1)	$56,865	$63,047	(9.8)%
Basic and diluted loss per share	$(18.57)	$(0.16)

	Year Ended December 31,
	2016	2015	% Change
Net revenue	$1,141,400	$1,168,679	(2.3)%
Net loss	$(510,720)	$(546,494)	6.5%
Adjusted EBITDA (1)	$205,867	$259,145	(20.6)%
Basic and diluted loss per share	$(17.45)	$(18.72)

** Calculation is not meaningful

	December 31, 2016	December 31, 2015	% Change
Cash and cash equivalents	$131,259	$31,657	314.6%

Term loan	$1,810,266	$1,838,940	(1.6)%
7.75% Senior Notes	610,000	610,000	—%
Total debt	$2,420,266	$2,448,940	(1.2)%

	Three Months Ended December 31,
	2016	2015	% Change
Capital expenditures	$6,333	$3,419	85.2%

	Year Ended December 31,
	2016	2015	% Change
Capital expenditures	$23,037	$19,236	19.8%

(1)
Adjusted EBITDA is not a financial measure calculated or presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). For additional information, see “Non-GAAP Financial Measure and Definition”.

Results for Three Months Ended December 31, 2016

Net Revenue
The Company operates in two reportable segments, the Radio Station Group and Westwood One. The Radio Station Group revenue is derived primarily from the sale of broadcasting time to local, regional and national advertisers. Westwood One revenue is generated primarily through network advertising.
Corporate and Other includes overall executive, administrative and support functions for each of the Company’s reportable segments, including finance and administration, legal, human resources and information technology functions.

The following tables present our net revenue by segment (dollars in thousands).

	Three Months Ended December 31, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$209,756	$89,103	$682	$299,541
% of total revenue	70.0%	29.8%	0.2%	100.0%
$ change from three months ended December 31, 2015	$3,216	$(12,478)	$(22)	$(9,284)
% change from three months ended December 31, 2015	1.6%	(12.3)%	(3.1)%	(3.0)%

	Three Months Ended December 31, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$206,540	$101,581	$704	$308,825
% of total revenue	66.9%	32.9%	0.2%	100.0%

Net (loss) income

The following tables present our net (loss) income by segment (dollars in thousands).

	Three Months Ended December 31, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net (loss) income	$(561,459)	$1,801	$15,981	$(543,677)
$ change from three months ended December 31, 2015	$(605,235)	$3,996	$62,161	$(539,078)
% change from three months ended December 31, 2015	**	**	134.6%	**

	Three Months Ended December 31, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$43,776	$(2,195)	$(46,180)	$(4,599)

** Calculation is not meaningful

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands).

	Three Months Ended December 31, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$58,915	$4,986	$(7,036)	$56,865
$ change from three months ended December 31, 2015	$(3,280)	$(4,913)	$2,011	$(6,182)
% change from three months ended December 31, 2015	(5.3)%	(49.6)%	22.2%	(9.8)%

	Three Months Ended December 31, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$62,195	$9,899	$(9,047)	$63,047

** Calculation is not meaningful

Results for Year Ended December 31, 2016

Net Revenue

The following tables present our net revenue by segment (dollars in thousands).

	Year Ended December 31, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$802,396	$336,610	$2,394	$1,141,400
% of total revenue	70.3%	29.5%	0.2%	100.0%
$ change from year ended December 31, 2015	$6,013	$(32,358)	$(934)	$(27,279)
% change from year ended December 31, 2015	0.8%	(8.8)%	(28.1)%	(2.3)%

	Year Ended December 31, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$796,383	$368,968	$3,328	$1,168,679
% of total revenue	68.1%	31.6%	0.3%	100.0%

Net loss

The following tables present our net loss by segment (dollars in thousands).

	Year Ended December 31, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net loss	$(356,198)	$(11,071)	$(143,451)	$(510,720)
$ change from year ended December 31, 2015	$(90,935)	$130,108	$(3,399)	$35,774
% change from year ended December 31, 2015	(34.3)%	92.2%	(2.4)%	6.5%

	Year Ended December 31, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net loss	$(265,263)	$(141,179)	$(140,052)	$(546,494)

** Calculation is not meaningful

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands).

	Year Ended December 31, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$218,192	$22,984	$(35,309)	$205,867
$ change from year ended December 31, 2015	$(23,481)	$(29,974)	$177	$(53,278)
% change from year ended December 31, 2015	(9.7)%	(56.6)%	0.5%	(20.6)%

	Year Ended December 31, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$241,673	$52,958	$(35,486)	$259,145

Earnings Call Information
Cumulus Media Inc. will host a teleconference today at 4:30 PM eastern time to discuss its fourth quarter and full year 2016 operating results.

The conference call dial-in number for domestic callers is 877-830-7699. International callers should dial 574-990-0924 for conference call access. If prompted, the conference ID is 84471235. Please call five to ten minutes in advance to ensure that you are connected prior to the presentation.

Following completion of the call, a replay can be accessed until 11:30 PM eastern time, April 16, 2017. Domestic callers can access the replay by dialing 800-585-8367 or 855-859-2056, replay code 84471235. International callers should dial +44 (0)145255000 for conference replay access. An archive of the webcast will be available beginning 24 hours after the call for a period of 30 days.

A link to the live audio webcast of the conference call and the related earnings presentation will be available on the investor section of the Cumulus Media Inc. website (www.cumulus.com/investors).

Forward-Looking Statements
Certain statements in this release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations primarily with respect to certain historical and our future operating, financial, and strategic performance. Any such forward-looking statements are not guarantees of future performance and may involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward-looking statements as a result of various factors including, but not limited to, risks and uncertainties relating to the need for additional funds to service our debt and to execute our business strategy, our ability to access borrowings under our revolving credit facility, our ability from time to time to renew one or more of our broadcast licenses, changes in interest rates, changes in the fair value of our investments, the timing of, and our ability to complete any acquisitions or dispositions pending from time to time, costs and synergies resulting from the integration of any completed acquisitions, our ability to effectively manage costs, our ability to generate and manage growth, the popularity of radio as a broadcasting and advertising medium, changing consumer tastes, the impact of general economic conditions in the United States or in specific markets in which we currently do business, industry conditions, including existing competition and future competitive technologies and cancellation, disruptions or postponements of advertising schedules in response to national or world events, our ability to generate revenues from new sources, including local commerce and technology-based initiatives, the impact of regulatory rules or proceedings that may affect our business from time to time, the write off of a material portion of the fair value of our FCC broadcast licenses and goodwill, and other risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”) and any previously filed Forms 10-Q. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter our actual results of operations or financial condition. Cumulus Media Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

About Cumulus Media
A leader in the radio broadcasting industry, Cumulus Media (NASDAQ:CMLS) combines high-quality local programming with iconic, nationally syndicated media, sports and entertainment brands to deliver premium content choices to the 245 million people reached each week through its 445 owned-and-operated stations broadcasting in 90 US media markets (including eight of the top 10), more than 8,200 broadcast radio stations affiliated with its Westwood One network and numerous digital channels. Together, the Cumulus/Westwood One platforms make Cumulus Media one of the few media companies that can provide advertisers with national reach and local impact. Cumulus/Westwood One is the exclusive radio broadcast partner to some of the largest brands in sports, entertainment, news, and talk, including the NFL, the NCAA, the Masters, the Olympics, the GRAMMYs, the Academy of Country Music Awards, the American Music Awards, the Billboard Music Awards, Westwood One News, and more. Additionally, it is the nation's leading provider of country music and lifestyle content through its NASH brand, which serves country fans nationwide through radio programming, exclusive digital content, and live events. For more information, visit www.cumulus.com.

For further information, please contact:
Cumulus Media Inc.
Collin Jones
Investor Relations
collin@cumulus.com
404-260-6600

CUMULUS MEDIA INC.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Net revenue	$299,541	$308,825	$1,141,400	$1,168,679
Operating expenses:
Content costs	115,254	109,771	427,780	396,426
Selling, general & administrative expenses	120,426	126,910	472,900	477,327
Depreciation and amortization	19,244	25,523	87,267	102,105
LMA fees	2,473	2,544	12,824	10,129
Corporate expenses	6,975	8,726	35,383	35,730
Stock-based compensation expense	565	986	2,948	21,033
Acquisition-related and restructuring costs	(1,420)	3,480	1,817	16,640
Loss (gain) on sale of assets or stations	1,460	2,064	(95,695)	2,856
Impairment of intangible assets and goodwill	603,149	—	604,965	565,584
Impairment charges - equity interest in Pulser Media Inc.	—	—	—	19,364
Total operating expenses	868,126	280,004	1,550,189	1,647,194
Operating (loss) income	(568,585)	28,821	(408,789)	(478,515)
Non-operating (expense) income:
Interest expense	(34,738)	(35,592)	(138,634)	(141,679)
Interest income	129	26	493	433
Loss on early extinguishment of debt	8,017	13,222	8,017	13,222
Other income, net	441	1,604	2,039	14,205
Total non-operating expense, net	(26,151)	(20,740)	(128,085)	(113,819)
(Loss) income before income taxes	(594,736)	8,081	(536,874)	(592,334)
Income tax benefit (expense)	51,059	(12,680)	26,154	45,840
Net loss	$(543,677)	$(4,599)	$(510,720)	$(546,494)
Basic and diluted loss per common share:
Basic: Loss per share	$(18.57)	$(0.16)	$(17.45)	$(18.72)
Diluted: Loss per share	$(18.57)	$(0.16)	$(17.45)	$(18.72)
Weighted average basic common shares outstanding	29,275,111	29,211,773	29,270,455	29,176,930
Weighted average diluted common shares outstanding	29,275,111	29,211,773	29,270,455	29,176,930

Non-GAAP Financial Measure and Definition
From time to time we utilize certain financial measures that are not prepared or calculated in accordance with GAAP to assess our financial performance and profitability. Adjusted EBITDA is the financial metric utilized by management to analyze the performance of the Company as a whole and each of our reportable segments, respectively. This measure isolates the amount of income generated by our core operations after the incurrence of corporate, general and administrative expenses. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and our non-operating expenses including debt service and acquisitions. In addition, Adjusted EBITDA, excluding the impact of LMA fees, is a key metric for purposes of calculating and determining compliance with certain covenants in our Credit Agreement.
In deriving this measure, the Company excludes depreciation, amortization and stock-based compensation expense, as these do not represent cash payments for activities directly related to our core operations. The Company also excludes any gain or loss on the exchange or sale of any assets, any gain or loss on derivative instruments, early extinguishment of debt and LMA fees as they do not represent cash transactions nor are they associated with core operations. Expenses relating to acquisitions and restructuring costs are also excluded from the calculation of Adjusted EBITDA as they are not directly related to our ongoing core operations. The Company also excludes any costs associated with impairment of assets as they do not require a cash outlay.
Management believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, is commonly employed by the investment community as a measure for determining the market value of a media company and comparing the operational and financial performance among media companies. Management has also observed that Adjusted EBITDA is routinely employed to evaluate and negotiate the potential purchase price for media companies and is a key metric for purposes of calculating and determining compliance with certain covenants in our Credit Agreement. Given the relevance to our overall value, management believes that investors consider the metric to be extremely useful.
Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss), operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA may be defined or calculated differently by other companies, and comparability may be limited.

The following tables reconcile net (loss) income, the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months and year ended December 31, 2016 and 2015 (dollars in thousands):

	Three Months Ended December 31, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(561,459)	$1,801	$15,981	$(543,677)
Income tax benefit	—	—	(51,059)	(51,059)
Non-operating (income) expense, including net interest expense	—	(104)	34,268	34,164
LMA fees	2,473	—	—	2,473
Depreciation and amortization	13,290	5,521	433	19,244
Stock-based compensation expense	—	—	545	545
Loss (gain) on sale of assets or stations	1,462	—	(2)	1,460
Impairment of intangible assets and goodwill	603,149	—	—	603,149
Acquisition-related and restructuring costs	—	(2,232)	812	(1,420)
Franchise and state taxes	—	—	3	3
Gain on early extinguishment of debt	—	—	(8,017)	(8,017)
Adjusted EBITDA	$58,915	$4,986	$(7,036)	$56,865

	Three Months Ended December 31, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$43,776	$(2,195)	$(46,180)	$(4,599)
Income tax expense	—	—	12,680	12,680
Non-operating (income) expense, including net interest expense	(2)	293	33,671	33,962
LMA fees	2,541	—	3	2,544
Depreciation and amortization	15,894	8,976	653	25,523
Stock-based compensation expense	—	—	986	986
(Gain) loss on sale of assets or stations	(17)	2,081	—	2,064
Acquisition-related and restructuring costs	—	747	2,733	3,480
Franchise and state taxes	—	—	(371)	(371)
Gain on early extinguishment of debt	—	—	(13,222)	(13,222)
Adjusted EBITDA	$62,192	$9,902	$(9,047)	$63,047

	Year Ended December 31, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net loss	$(356,198)	$(11,071)	$(143,451)	$(510,720)
Income tax benefit	—	—	(26,154)	(26,154)
Non-operating expense, including net interest expense	13	122	135,967	136,102
LMA fees	12,824	—	—	12,824
Depreciation and amortization	54,071	31,178	2,018	87,267
Stock-based compensation expense	—	—	2,948	2,948
Gain on sale of assets or stations	(95,667)	—	(28)	(95,695)
Impairment of intangible assets and goodwill	603,149	1,816	—	604,965
Acquisition-related and restructuring costs	—	939	878	1,817
Franchise and state taxes	—	—	530	530
Gain on early extinguishment of debt	—	—	(8,017)	(8,017)
Adjusted EBITDA	$218,192	$22,984	$(35,309)	$205,867

	Year Ended December 31, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net loss	$(265,263)	$(141,179)	$(140,052)	$(546,494)
Income tax benefit	—	—	(45,840)	(45,840)
Non-operating (income) expense, including net interest expense	(6)	1,247	125,800	127,041
LMA fees	10,127	—	2	10,129
Depreciation and amortization	63,342	36,538	2,225	102,105
Stock-based compensation expense	—	—	21,035	21,035
Loss on sale of assets or stations	668	2,081	107	2,856
Impairment of intangible assets and goodwill	432,805	132,671	104	565,580
Impairment charges -- equity interest in Pulser Media Inc.	—	19,364	—	19,364
Acquisition-related and restructuring costs	—	2,236	14,405	16,641
Franchise and state taxes	—	—	(50)	(50)
Gain on early extinguishment of debt	—	—	(13,222)	(13,222)
Adjusted EBITDA	$241,673	$52,958	$(35,486)	$259,145